EXHIBIT 99

                                 MORGAN STANLEY
                                    2003-HE1
                             Computational Materials
                                CDADJTYPE eq 'FR'


Selection Criteria: CDADJTYPE eq 'FR'
Table of Contents

1. Range of Gross Interest Rates (%)



1. Range of Gross Interest Rates (%)

----------------------------------------------------------------------------------------------------------------------------
                                                                     % of
                                                                   Mortgage
                                                                    Pool by
                                                     Aggregate     Aggregate     Weighted    Weighted
                                       Number         Cut-off       Cut-off      Average     Average     Weighted   Weighted
                                         of             Date         Date         Gross     Remaining     Average    Average
                                      Mortgage       Principal     Principal     Interest      Term      Original     FICO
Range of Gross Interest Rates (%)       Loans       Balance ($)     Balance      Rate (%)    (months)       LTV       Score
----------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                1          258,511          0.08        5.3          355       57.78       694
----------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                               25        4,756,051          1.56      5.842          320       70.07       709
----------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                               97       16,484,262           5.4      6.261          334       70.46       675
----------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                              451       80,694,724         26.43      6.791          328       74.97       646
----------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                              290       43,466,898         14.24      7.257          325       77.88       630
----------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                              480       68,987,022         22.59      7.737          318          80       625
----------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                              244       30,340,998          9.94      8.244          311       81.07       603
----------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                              254       29,293,787          9.59      8.765          314        81.6       598
----------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                              128       11,880,855          3.89      9.203          319       81.25       585
----------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                              141       11,693,340          3.83       9.74          323       80.56       587
----------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                             46        3,238,192          1.06     10.216          301       79.99       565
----------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                             38        2,989,084          0.98     10.693          335       78.05       549
----------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499                              9          669,382          0.22     11.279          319       79.13       564
----------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999                              5          386,746          0.13     11.797          281       69.57       535
----------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499                              2          109,320          0.04      12.35          355       67.25       535
----------------------------------------------------------------------------------------------------------------------------
12.500 - 12.999                              1           37,771          0.01      12.55          357          70       613
----------------------------------------------------------------------------------------------------------------------------
13.000 - 13.499                              1           46,749          0.02       13.3          355          65       515
----------------------------------------------------------------------------------------------------------------------------
Total:                                   2,213      305,333,692           100      7.662          322       77.97       626
----------------------------------------------------------------------------------------------------------------------------
Minimum: 5.300
Maximum: 13.300
Weighted Average: 7.662

                Top


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                                    2003-HE1
                             Computational Materials
                               CDADJTYPE eq 'ARM'


Selection Criteria: CDADJTYPE eq 'ARM'
Table of Contents

1. Range of Gross Interest Rates (%)



1. Range of Gross Interest Rates (%)

--------------------------------------------------------------------------------------------------------------------------------
                                                                         % of
                                                                       Mortgage
                                                                       Pool by
                                                        Aggregate     Aggregate    Weighted      Weighted
                                          Number         Cut-off       Cut-off      Average      Average     Weighted   Weighted
                                            of             Date          Date        Gross      Remaining     Average   Average
                                         Mortgage       Principal     Principal    Interest        Term      Original     FICO
Range of Gross Interest Rates (%)         Loans        Balance ($)     Balance     Rate (%)      (months)       LTV      Score
--------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                   1          202,592         0.03       5.375          352       78.65        698
--------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                                  21        3,923,579         0.65         5.8          356        77.5        681
--------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                                  94       21,080,491         3.49       6.251          356       77.47        656
--------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                                 443       85,193,380        14.09       6.827          356       79.33        638
--------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                                 417       76,503,323        12.65       7.272          356       80.59        627
--------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                                 915      159,673,748        26.41       7.759          356       81.62        609
--------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                                 532       87,339,097        14.45       8.237          356       81.88        597
--------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                                 612       86,994,292        14.39       8.729          356       81.81        584
--------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                                 245       30,071,898         4.97       9.231          356       81.24        576
--------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                                 254       30,926,623         5.11       9.764          356       79.45        565
--------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                               100       10,575,414         1.75      10.249          356       81.68        560
--------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                                81        6,961,477         1.15      10.729          356        79.9        564
--------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499                                36        2,909,287         0.48      11.179          356        74.4        552
--------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999                                18        1,184,035          0.2      11.686          356       66.46        540
--------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499                                 8          819,173         0.14      12.253          356       70.75        541
--------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.999                                 5          233,526         0.04       12.72          355       50.62        546
--------------------------------------------------------------------------------------------------------------------------------
13.500 - 13.999                                 1           35,056         0.01        13.5          354          65        500
--------------------------------------------------------------------------------------------------------------------------------
Total:                                      3,783      604,626,991          100       7.995          356       80.82        607
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.375
Maximum: 13.500
Weighted Average: 7.995

                         Top


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.